Borrowings	12 Months Ended
Dec. 31, 2011
Borrowings [Abstract]
Borrowings
Note 9 - Borrowings

The Bank has a line of credit commitment from another bank for borrowings up to $1.5 million.  This line of credit is a demand facility subject to continued review and modification or suspension at any time.  Advances are secured by certain qualifying assets of the Bank composed of loans.  There were no borrowings under this line of credit at December 31, 2011 and 2010.  The Bank has a line of credit facility with the Federal Home Loan Bank of $5.0 million.  The Bank has a maximum borrowing capacity with the Federal Home Loan Bank of approximately $42.0 million.  Federal Home Loan Bank advances are secured by qualifying assets of the Bank.

Federal Home Loan Bank advances consist of the following at December 31, 2011 and 2010 (in thousands):

	2011		2010
Maturity Period	Amount	Weighted Interest Rate	Amount	Weighted Interest Rate
1 to 12 months	$1,800	3.98%	$1,800	3.66%
13 to 24 months	2,000	4.19	1,800	3.98
25 to 36 months	-	-	2,000	4.19
	$3,800	4.09%	$5,600	3.95%

In June 2009, the Company borrowed $450,000 from a commercial bank to finance the purchase of a building in Allentown, Pennsylvania which serves as the offices for the three new active subsidiaries and a branch banking office which opened in February 2010.  This loan was paid off with no prepayment penalty on November 10, 2011.  The loan had an interest rate of 5.75%, a maturity of July 1, 2014, and was amortizing over 180 months. The loan had a balance $403,000 at the time of payoff and $442,000 at December 31, 2010.